UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):

August 16, 2005

Mac-Gray Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-13495	04-3361982
(Commission File Number)	(IRS Employer Identification No.)

22 Water Street
Cambridge, Massachusetts	02141
(Address of Principal Executive Offices)	(Zip Code)

(617) 492-4040

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Senior Notes. On August 16, 2005, Mac-Gray Corporation (the “Company”) completed the private offering of an aggregate of $150,000,000 principal amount of its 7 5/8% Senior Notes due 2015 (the “Notes”). The Notes are guaranteed on a senior unsecured basis by the Company’s existing subsidiaries, other than Tuscan Laundry Partners, an Arizona Limited Partnership, and certain of the company’s future subsidiaries (the “Guarantors”). The Notes are unsecured senior obligations of the Company, will rank equally in right of payment with all of its unsecured senior indebtedness and will be effectively subordinated to the Company’s secured indebtedness, including the Company’s obligations under its 2005 senior credit facilities.

The Notes were offered only to qualified institutional buyers, as defined in Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and certain investors outside of the United States under Regulation S under the Securities Act.  The Notes have not been registered under the Securities Act or applicable state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws. The Notes were issued under an Indenture (the “Indenture”), dated August 16, 2005, by and among the Company, the Guarantors and Wachovia Bank, National Association, as trustee.  The Company used the estimated net proceeds of the offering of $145,400,000 to repay borrowings under its 2005 senior credit facilities, including the repayment in full, and termination, of the term loan facility thereunder and the reduction of amounts outstanding under the revolving loan facility thereunder.

The Notes will mature on August 15, 2015. Interest on the Notes is payable on February 15 and August 15 of each year, beginning on February 15, 2006. The Company may redeem some or all of the Notes at any time on or after August 15, 2010 at redemption prices of 103.813%, 102.542% and 101.271% of the principal amount thereof if the redemption occurs during the 12-month periods beginning on August 15 of the years 2010, 2011 and 2012, respectively, and at a redemption price of 100% of the principal amount thereof on and after August 15, 2013, in each case plus accrued and unpaid interest, if any, to the redemption date. In addition, prior to August 15, 2008, the Company may redeem up to 35% of the Notes with the proceeds from certain equity offerings at a redemption price of 107.625% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest thereon, if any, to the redemption date.

If the Company experiences specific kinds of changes of control, it may be required to offer to purchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest.

The Indenture provides for customary events of default, including failure to make required payments; failure to comply with certain agreements or covenants; failure to pay, or acceleration of, certain other material indebtedness; certain events of bankruptcy and insolvency; and failure to pay certain judgments. An event of default under the Indentures will allow either the trustee or the holders of at least 25% in principal amount of the then outstanding Notes to accelerate, or in certain cases, will automatically cause the acceleration of, the amounts due under the Notes.

The Indenture includes covenants that limit the ability of the Company and its restricted subsidiaries to, among other things: incur additional indebtedness and issue preferred stock; pay dividends on or make distributions in respect of capital stock or make certain other restricted payments or investments; enter into agreements that restrict distributions from the restricted subsidiaries; sell or otherwise dispose of assets, including capital stock of the restricted subsidiaries; enter into transactions with affiliates; create or incur liens; enter into sale/leaseback transactions; and merge, consolidate or sell substantially all of the Company’s assets. The covenants are subject to a number of important exceptions and qualifications set forth in the Indenture.

The foregoing description of the Notes and the Indenture is qualified in its entirety by reference to the Indenture (including the form of notes attached thereto), a copy of which is included as Exhibit 4.1 hereto and incorporated herein by reference.

Registration Rights Agreement. Pursuant to a Registration Rights Agreement, dated August 16, 2005, among the Company, the Guarantors and J.P. Morgan Securities Inc. relating to the Notes (the “Registration Rights Agreement”), the Company and the Guarantors are obligated to use their commercially reasonable efforts to file and to cause to become effective a registration statement with respect to an offer to exchange the Notes for other freely tradable notes issued by the Company and that are registered with the Securities and Exchange Commission (the “SEC”) and have substantially identical terms as the Notes. The Registration Rights Agreement provides that if the Company is not able to effect the applicable exchange offer and in certain other circumstances, the Company will file with the SEC and use its commercially reasonable efforts to file and to cause to become effective a shelf registration statement relating to the resales of the Notes. Pursuant to the Registration Rights Agreement, if the exchange offer is not completed (or, if required, the shelf registration statement is not declared effective) on or before the date that is 210 days after the issue date (or, in the case of a shelf registration statement required to be filed by the Company as a result of a request by the initial purchaser of the Notes with respect to any offer or sale of the Notes acquired by the initial purchaser, the later of (x) 210 days after the issue date and (y) 90 days after the date of such request), the interest rate on the Notes will be increased by 0.25% per annum for the first 90-day period immediately following such date and by an additional 0.25% per annum for each subsequent 90-day period until the exchange offer is completed or the shelf registration statement, if required thereby, is declared effective by the SEC, or the Notes become freely tradable under the Securities Act; provided, however, that in no event will such additional interest exceed 1.00% per annum.

The foregoing description of the Registration Rights Agreement is qualified in its entirety by reference to the Registration Rights Agreements, a copy of which is included as Exhibit 99.1 hereto and incorporated herein by reference.

Amendment No. 1 to the Credit Agreement. In connection with the note offering, the Company amended the 2005 senior credit facilities to permit the offering of the Notes and modify certain of the covenants under these facilities. The amendment required the Company to use all of the net proceeds from the offering of the Notes to repay the term loan facility in full and reduce the amount outstanding under the revolving loan facility.

The foregoing description of Amendment No. 1 to the Credit Agreement is qualified in its entirety by reference to the agreement, a copy of which is included as Exhibit 99.2 hereto and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits.

(c)   Exhibits.

The following exhibits are being filed herewith:

Exhibit No.	Description

4.1

Indenture, dated August 16, 2005, among Mac-Gray Corporation, Mac-Gray Services, Inc., Intirion Corporation and Wachovia Bank, National Association, including a form of the 7 5/8% Senior Notes due 2015.

4.2	Form of Mac-Gray Corporation 7 5/8% Senior Notes due 2015 (included in Exhibit 4.1).

99.1	Registration Rights Agreement, dated August 16, 2005, by and among Mac-Gray Corporation, Mac-Gray Services, Inc., Intirion Corporation and J.P. Morgan Securities Inc.

99.2

Amendment No. 1, Waiver and Agreement, dated as of August 2, 2005, to the Credit Agreement dated as of January 10, 2005, among Mac-Gray Corporation, Mac-Gray Services, Inc., Intirion Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, KeyBank National Association, as Syndication Agent, and HSBC Bank USA, N.A., Wachovia Bank, National Association and Bank North, N.A., as Co-Documentation Agents.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAC-GRAY CORPORATION

Date: August 18, 2005	By:	/s/ Michael J. Shea
Name: Michael J. Shea
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1

Indenture, dated August 16, 2005, among Mac-Gray Corporation, Mac-Gray Services, Inc., Intirion Corporation and Wachovia Bank, National Association, including a form of the 7 5/8% Senior Notes due 2015.

4.2	Form of Mac-Gray Corporation 7 5/8% Senior Notes due 2015 (included in Exhibit 4.1).

99.1	Registration Rights Agreement, dated August 16, 2005, by and among Mac-Gray Corporation, Mac-Gray Services, Inc., Intirion Corporation and J.P. Morgan Securities Inc.

99.2

Amendment No. 1, Waiver and Agreement, dated as of August 2, 2005, to the Credit Agreement dated as of January 10, 2005, among Mac-Gray Corporation, Mac-Gray Services, Inc., Intirion Corporation, the lenders party thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, KeyBank National Association, as Syndication Agent, and HSBC Bank USA, N.A., Wachovia Bank, National Association and Bank North, N.A., as Co-Documentation Agents.